SSgA Active Trust

Supplement dated March 13, 2015

to the

Prospectus dated January 20, 2015, as supplemented

Effective immediately, distribution information with respect to State Street Clarion Global Infrastructure & MLP Portfolio is hereby revised as set forth herein.

The following paragraph replaces in its entirety the corresponding second full paragraph on page 17 of the Prospectus, within the “Distributions” section, which relates to the frequency of distributions for State Street Clarion Global Infrastructure & MLP Portfolio:

Income dividend distributions, if any, are generally distributed by the Portfolio to shareholders quarterly, but may vary significantly from period to period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSIDXPROSSUPP1

SSgA Active Trust

Supplement dated March 13, 2015

to the

Statement of Additional Information (“SAI”) dated January 20, 2015

Effective immediately, distribution information with respect to State Street Clarion Global Infrastructure & MLP Portfolio is hereby revised as set forth herein.

The following paragraph replaces in its entirety the corresponding first paragraph under the heading “Dividends and Distributions” and sub-heading “General Policies,” on page 36 of the SAI, which relates to the frequency of distributions for State Street Clarion Global Infrastructure & MLP Portfolio:

Dividends from net investment income, if any, are generally declared and paid quarterly by the Portfolio, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Portfolio to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSIDXSAISUPP1